                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                            ----------------------

Date of Report (Date of
earliest event reported):       August 5, 1999
                               ----------------


                        INTERMEDIA COMMUNICATIONS INC.
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            (Exact name of registrant as specified in its charter)


             Delaware                                    59-2913586
  ---------------------------------                 ---------------------
    (State or other jurisdiction                      (I.R.S. Employer
  of incorporation or organization)                  Identification No.)


                                    0-20135
                           ------------------------
                           (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                      33619-1309
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code       (813) 829-0011
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Item 5.  Other Events

 On August 4, 1999, Intermedia Communications Inc. (the "Company") issued the attached press release.

Item 7.  Financial Statements and Exhibits

 Exhibit 99   Press Release, dated August 4, 1999.

                                   SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 4, 1999


                                       INTERMEDIA COMMUNICATIONS INC.
                                       ------------------------------
                                                (Registrant)



                                       By:   /s/ Robert M. Manning
                                           ------------------------------
                                           Name:  Robert M. Manning
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit                                                              Page
   No.                    Description                                 No.
--------                  -----------                                ----

   99                     Press Release, dated August 4, 1999